October 5, 2009

Supplement

SUPPLEMENT DATED OCTOBER 5, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS — MORGAN STANLEY ALTERNATIVE OPPORTUNITIES FUND
Dated November 28, 2008

Footnote (7) to the table in the Prospectus entitled "Fees and Expenses — Annual Fund Operating Expenses" is hereby deleted and replaced with the following:

(7)  The Investment Manager has voluntarily agreed to cap the Total annual Fund operating expenses (except for brokerage fees, 12b-1 fees and Acquired Fund Fees and Expenses) by assuming the Fund's "Other expenses" and/or waiving the Fund's management fees to the extent such operating expenses on an annualized basis exceed 0.25% of the average daily net assets of such class. This cap/waiver may be terminated at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MAOSPT1

October 5, 2009

Supplement

SUPPLEMENT DATED OCTOBER 5, 2009 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS — MORGAN STANLEY COMMODITIES ALPHA FUND
Dated November 28, 2008

Effective October 1, 2009, the Board of Trustees approved a decrease in the Fund's advisory fee from 0.80% of the Fund's average daily net assets to 0.50% of the Fund's average daily net assets. In connection with such change, the section entitled "Fees and Expenses" is hereby deleted and replaced with the following:

Fees and Expenses

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers five Classes of shares: Classes A, C, I, R and W. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

Shareholder Fees

These fees are paid directly from your investment.

Shareholder Fees

	Class A	Class C	Class I	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[1]	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	1.00%[3]	None	None	None

Annual Fund Operating Expenses

These expenses have been deducted from the Fund's assets and restated to reflect current expenses.

Annual Fund Operating Expenses

	Class A	Class C	Class I	Class R	Class W
Advisory fee[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees[5]	0.23%	1.00%	0.00%	0.50%	0.35%
Other expenses[6]	0.76%	0.76%	0.76%	0.76%	0.76%
Total annual Fund operating expenses[7]	1.49%	2.26%	1.26%	1.76%	1.61%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

	If You SOLD Your Shares:				If You HELD Your Shares:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$619	$924	$1,250	$2,170	$619	$924	$1,250	$2,170
Class C	$329	$706	$1,210	$2,595	$229	$706	$1,210	$2,595
Class I	$128	$400	$692	$1,523	$128	$400	$692	$1,523
Class R	$179	$554	$954	$2,073	$179	$554	$954	$2,073
Class W	$164	$508	$876	$1,911	$164	$508	$876	$1,911

(1)  Reduced for purchases of $50,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  Only applicable if you sell your shares within one year after purchase.

(4)  The advisory fee has been restated to reflect the current advisory fee, effective October 1, 2009.

(5)  The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class C, Class R and Class W shares in an amount each month up to an annual rate of 0.25%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively.

(6)  "Other expenses" do not include the expenses of the Subsidiary, which are borne by the Investment Adviser.

(7)  The Investment Adviser has agreed to cap the Total Annual Fund operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "Other expenses" and/or waiving the Fund's advisory fees, and Morgan Stanley Services Company, Inc., the Administrator, has agreed to waive the Fund's administrative fees to the extent such operating expenses on an annualized basis exceed 1.00% for each of the Class A, Class C, Class I, Class R and Class W shares of the average daily net assets of the Fund. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Adviser or Administrator. Taking the cap/waiver of expenses into account, the total operating expenses of Class A, Class C, Class I, Class R and Class W would have been 1.23%, 2.00%, 1.00%, 1.50% and 1.35%, respectively. This cap/waiver may be terminated at any time.

While Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

COASPT1

October 5, 2009

Supplement

SUPPLEMENT DATED OCTOBER 5, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY SERIES FUNDS — MORGAN STANLEY COMMODITIES ALPHA FUND
Dated November 28, 2008

Effective October 1, 2009, the Board of Trustees approved a decrease in the Fund's advisory fee from 0.80% of the Fund's average daily net assets to 0.50% of the Fund's average daily net assets. In connection with such change, the third sentence of the section entitled "Investment Advisory and Other Services — Investment Adviser, Sub-Adviser and Administrator" is hereby deleted and replaced with the following:

Effective October 1, 2009, the fee is calculated at the annual rate of 0.50% of the Fund's average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.